SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): October 23, 2003

                          PACIFIC PREMIER BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     0-22193
                                     -------
                              (Commission File No.)

        DELAWARE                                    33-0743196
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(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)


             1600 Sunflower Ave, Second Floor, Costa Mesa, CA 92626
             -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 431-4000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated October 23, 2003 with respect to the Registrant's financial results for the third quarter and year-to-date ended September 30, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure".

         On October 23, 2003, Pacific Premier Bancorp, Inc. (PPBI) issued a press release setting forth PPBI's third quarter 2003 and year-to-date earnings. A copy of PPBI's press release is attached hereto as Exhibit
         99.1 and hereby incorporated by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PACIFIC PREMIER BANCORP, INC.



Dated:  October 23, 2003                    By:      /s/ STEVEN R. GARDNER
                                                     ---------------------
                                                     Steven R. Gardner
                                                     President/CEO/COO